Taxes (Policies)	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Taxes

The Brazilian corporate tax law requires the taxation of income generated by foreign subsidiaries, and as a result, the income tax charge is computed using the tax rate enacted at the end of the reporting period in Brazil. The impact of the income tax calculation in the consolidated financial statements is determined by applying the differential between the Brazilian income tax rate and the local income tax rate of each jurisdiction where the Company's subsidiaries operate and generate taxable income.

Management regularly assesses positions taken in tax returns concerning situations where applicable tax regulations are subject to interpretation. Provisions are recorded, as needed, based on expected amounts payable to tax authorities. Liabilities related to uncertain tax positions are recorded only when it is deemed, with a more-likely-than-not probability, that these positions will not withstand challenges, if any, from taxing authorities, based on input from internal and external legal advisors.

Deferred income taxes are recognized for temporary differences between the carrying amount and the tax basis of assets and liabilities, as well as tax losses carryforwards. However, deferred tax liabilities arising from the initial recognition of goodwill are not recognized. Additionally, deferred income tax is not accounted for if it arises from the initial recognition of an asset or liability in a transaction unrelated to a business combination that, at the time of the transaction, has no impact on accounting or taxable profit or loss. Offset of deferred tax assets and liabilities occurs when there is a legally enforceable right to offset current tax assets and liabilities, and when the deferred tax balances pertain to the same taxation authority.

Deferred tax assets resulting from tax losses and temporary differences are not recognized when it is not probable that future taxable profit will be available against which these differences and/or tax losses can be utilized.

Current and deferred tax is recognized in profit or loss unless it relates to items recognized in other comprehensive income or directly in equity. In such cases, the tax is also recognized in other comprehensive income or directly in equity, respectively.

Critical accounting estimates and judgments

Deferred income tax - Significant judgements, estimates and assumptions are required to determine the amount of deferred tax assets that are recognized based on the likely timing and future taxable profits. Deferred tax assets arising from tax losses carryforward and temporary differences are recognized considering assumptions and projected cash flows. Deferred tax assets may be affected by factors including, but not limited to: (i) internal assumptions on the projected taxable income, which are based on production and sales planning, commodity prices, operational costs and planned capital costs; (ii) macroeconomic environment; and (iii) trade and tax scenarios.

Uncertain tax positions - The Company applies significant judgement in identifying uncertainties over income tax treatments, which could impact the consolidated financial statements. The Company operates in multiple jurisdictions where uncertainties arise in the application of complex tax regulations. The Company and its subsidiaries are subject to reviews of income tax filings and other tax payments, and disputes can arise with the taxing authorities over the interpretation of the applicable laws and regulations.